UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:      811-09261

Foxby Corp.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005

(Address of principal executive offices) (Zipcode)

Thomas B. Winmill, President

11 Hanover Square

New York, NY 10005

  (Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-344-6310

Date of fiscal year end: 12/31

Date of reporting period: 1/1/07 - 12/31/07

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a current valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Shareholders.

FOXBY

CORP.

ANNUAL REPORT

December 31, 2007

American Stock
Exchange Symbol:

FXX

www.foxbycorp.com

INVESTMENTS BY INDUSTRY*

PORTFOLIO ANALYSIS*

U.S. Equities	58%
Foreign Equities	57%
115%

*	Investments by industry and portfolio analysis use approximate percentages of total net assets, and may not add up to 100% due to leverage or other assets, rounding, and other factors.

FOXBY CORP.	American Stock Exchange Symbol:	FXX
11 Hanover Square, New York, NY 10005
www.foxbycorp.com

January 17, 2008

Fellow Shareholders:

We are pleased to submit this 2007 Annual Report for Foxby Corp. and to welcome our new shareholders who find the Fund’s flexible total return investment approach attractive. As a non-diversified, closed end fund seeking total return, the Fund uses a flexible strategy in the selection of securities, and is not limited by the issuer’s location, industry, or market capitalization. The Fund may invest in equity and fixed income securities of both new and seasoned U.S. and foreign issuers, including securities convertible into common stock and debt securities, and closed end funds. The Fund may invest in any one closed end fund limited to 3% of the closed end fund’s total outstanding stock. The Fund also may own shares of open end funds (mutual funds) as a result of a restructuring of a closed end fund, or for short term liquidity. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short, employing futures and options, derivatives, and borrowing money for investment purposes, an approach known as “leveraging,” and may invest defensively in high grade money market instruments. A benefit of its closed end structure, the Fund may invest without limit in illiquid investments such as private placements and private companies.

Market Report

The second half of 2007 has seen the financial markets in the United States and in a number of other developed countries under pressure. According to the Federal Reserve Chairman Ben S. Bernanke, economic turmoil in the housing and other industry sectors has negatively affected investor sentiment. As investors attempt to grapple with new economic data and market commentary on future earnings, asset values, and consumer demand, financial markets have seen sharp monthly, weekly, and even daily swings.

To help address the significant strains in short term money markets, the Federal Reserve has taken a range of steps. Notably, on August 17, the Federal Reserve Board cut the discount rate – the rate at which it lends directly to banks by one half a percent. Also, the Federal Reserve’s Open Market Committee cut its target for the federal funds rate by one half a percent at its September meeting and by one quarter of a percent each at the October and December meetings. Chairman Bernanke has stated that the “Fed” took these actions to help offset tightening credit and the housing slump, although he also noted that in light of recent changes in the outlook for economic growth, additional rate cuts may be necessary.

Whether the current pause in the economy will become a full fledged recession is not clear. Recent reports indicated that U.S. wholesalers’ inventories rose higher in November than expected, while sales surged by the most in two years. These trends suggest that the retail economy is strengthening. At the same time, the U.S. unemployment rate recently rose to 5%, a level which is often associated with the advent of recessions. Some economists are forecasting the unemployment rate to rise in 2008 to 5.1% by June and 5.2% by December. Meanwhile, U.S. inflation rose to a two-year high of 4.3% in November, and 2008 inflation expectations appear to be increasing, although modestly, as suggested by a recent Dow Jones survey of forecasts.

In Europe, the European Central Bank (ECB) President Jean-Claude Trichet has implied that the threat of higher inflation is a concern. Both the ECB and the Bank of England kept their interest-rate targets stable, at 4% and 5.5%, respectively, probably in part as a result of inflation concerns. Yet, euro-zone consumer price inflation in December, while at a 6  1/2 year high, was only 3.1%. Economic strength inside the euro-zone is uneven: Germany’s trade surplus hit a record of €19.3 billion in November, according to data from the Federal Statistics Office, or Destatis. By contrast, France’s trade deficit widened in November, to €4.79 billion from €3.6 billion in October as exports dipped and imports rose.

Inflation, in fact, is appearing worldwide. Two reasons given for the current rate of inflation are increasing prices for oil and agricultural products. Moreover, the UN Food and Agricultural Organization and U.S. Department of Agriculture reported that food prices are rising at their fastest rate in nearly 25 years. The USDA also recently predicted that global corn stocks will fall to a 33-year low of just 7.5 weeks of consumption, and that global wheat stocks will plunge to 9.3 weeks, their lowest level in at least 47 years.

Total Return Allocation - Fund Scores Solid Gains

In view of these challenging market conditions, the Fund’s overall strategy over 2007 was to increase its holdings of foreign and smaller company stocks, while maintaining leverage. The Fund portfolio’s holdings of commodity based businesses were re-aligned towards precious metals, coal, copper, and food. Technology investment was also increased. During the period, portfolio companies involved with energy and China outperformed, while certain smaller cap turnaround investments underperformed and were sold. Taking advantage of its closed end structure, the Fund also enjoyed good returns on some of its less liquid investments in private placements and a private company that went public during the period.

For the full year 2007, the Fund had a market total return of 23.67% on a net asset value total return of 19.09%. In the same period, the Standard & Poor’s 500 returned 5.49%, according to Morningstar. These are satisfying results for our total return investment process, which we believe provides an attractive strategy for the Fund over the long term. Our current view of financial conditions suggests that the Fund may benefit during 2008 from our flexible portfolio approach, investing opportunistically in a variety of markets, and employing aggressive and speculative investment techniques as deemed appropriate.

At December 31, 2007, the Fund’s top ten holdings comprised approximately 48% of net assets. As a percent of net assets, investments in U.S. equities accounted for about 58% and foreign equities about 57%, reflecting 15% leverage. As the Fund pursues its total return objective through this flexible approach, these holdings and allocations are subject to substantial change at any time. By way of illustration, at December 31, 2006, the Fund was invested 63% in U.S. equities and 50% in foreign equities, reflecting 13% leverage.

On October 31, 2007, the Fund’s net asset value was $4.10, its highest level in more than 5 years. The Fund continues to make progress at offsetting losses sustained during prior market downturns. In 2007, the Fund had net realized gains which reduced the accumulated loss carryforward from $6.03 per share on December 31, 2006 to $5.65 per share on December 31, 2007. The Fund is also considering ways to reduce expenses and its regulatory burdens, so as to give greater focus on its investment objective.

We thank you for investing with Foxby and share your enthusiasm for the Fund, as evidenced by the fact that affiliates of the Investment Manager own approximately 24.5% of the Fund’s shares. We look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas B. Winmill
President
Portfolio Manager

FOXBY CORP.	2

TOP TEN HOLDINGS

(at December 31, 2007)

1.	China Mobile Ltd.	6.	EnCana Corp.

2.	Mansfield Minerals Inc.	7.	T. Rowe Price Group, Inc.

3.	Cheung Kong Holdings Ltd.	8.	Chesapeake Energy Corp.

4.	SurModics, Inc.	9.	Dell Inc.

5.	Nord Resources Corp.	10.	Cummins Inc.

Top ten holdings comprise approximately 48% of total net assets. This portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund.

3	FOXBY CORP.

SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2007

Shares		Value
	COMMON STOCKS (104.72%)
	Bottled and Canned Soft Drinks (2.97%)
6,000	Hansen Natural Corp. (1)	$265,740

	Business Services (2.71%)
7,000	Akamai Technologies, Inc. (1)	242,200

	Canned Fruits and Vegetables (3.17%)
30,000	Del Monte Foods Company*	283,800

	Coal Project Development (2.71%)
80,000	QGX Ltd. (1)	242,351

	Computer Peripheral Equipment (2.84%)
9,500	Riverbed Technology, Inc. (1)	254,030

	Copper Exploration and Project Development (4.56%)
438,000	Nord Resources Corp. (1)	408,435

	Crude Petroleum and Natural Gas (8.46%)
9,600	Chesapeake Energy Corp.*	376,320
5,600	EnCana Corp.*	380,576

		756,896

	Diamond Exploration and Project Development (2.58%)
175,000	Etruscan Diamonds Ltd. (1) (2)	230,496

	Electronic Computers (3.42%)
12,500	Dell, Inc.(1) *	306,375

	Federal Savings Institutions (2.66%)
17,500	Washington Mutual, Inc	238,175

	Gold Exploration and Project Development (11.59%)
99,000	Etruscan Resources Inc. (1)	220,669
141,000	Mansfield Minerals, Inc. (1)	504,286
17,166	Q2 Gold Resources, Inc. (1)(2)	—
110,000	Reunion Gold Corp. (1)	127,609
140,000	Victoria Resource Corp. (1) (2)	184,468

		1,037,032

	Insurance Agents, Brokers and Services (2.78%)
10,600	Brown & Brown, Inc.*	249,100
75,000	Safety Intelligence Systems Corp. (1)(2)	—

	Internal Combustion Engines (3.42%)	249,100

2,400	Cummins Inc.	305,688

FOXBY CORP.	4	See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS – DECEMBER 31, 2007

Shares		Value
	COMMON STOCKS - continued
	Natural Gas Distribution (.75%)
15,000	MetroGAS S.A. ADR (1)	$66,750

	Nickel Exploration and Project Development (2.20%)
25,000	Skye Resources, Inc. (1)	196,935

	Oil and Gas Field Services (3.30%)
4,300	Weatherford International Ltd. (1)	294,980

	Patent Owners and Lessors (4.97%)
8,200	SurModics, Inc. (1) *	445,014

	Power Insulating and Related Equipment (1.19%)
4,000	NGK Insulators, Ltd.	106,200

	Real Estate (5.56%)
26,900	Cheung Kong Holdings Limited ADR*	497,470

	Real Estate Investment Trusts (3.09%)
7,200	Digital Realty Trust, Inc.	276,264

	Security and Commodity Brokers, Dealers, Exchanges and Services (4.22%)
6,200	T. Rowe Price Group, Inc.*	377,456

	Semiconductors and Related Devices (6.12%)
9,900	Intel Corporation*	263,934
8,500	Texas Instruments Inc.	283,900

		547,834

	Services - Prepackaged Software (3.24%)
8,100	Trend Micro Incorporated ADR (1) *	290,024

	Telephone Communications (7.57%)
7,800	China Mobile Ltd. ADR.*	677,586

	Timber, Other Resources (3.03%)
136,700	MagIndustries Corp. (1)	270,768

	Zinc Exploration and Project Development (5.61%)
396,000	Farallon Resources Ltd. (1)	278,845
75,000	Strategic Resource Acquisition Corp. (1)	223,024

		501,869

	Total common stocks (cost: $ 7,930,494) (104.72%)	9,369,468

	PREFERRED STOCKS (3.45%)
	Coal Project Development (1.82%)
200,000	Phoenix Coal Corp. (1) (2)	162,500

	Smelting (1.63%)
945	China Silicon Corp. (1) (2)	146,191

	Total preferred stocks (cost: $ 474,910) (3.45%)	308,691

See notes to financial statements.	5	FOXBY CORP.

SCHEDULE OF PORTFOLIO INVESTMENTS – DECEMBER 31, 2007

Principal Amount		Value
	CORPORATE BONDS AND NOTES (2.91%)
	Retail Consulting and Investment
400,304	Amerivon Holdings LLC 4%, due 2010 (cost: $ 400,304) (2.91%) (2)	$260,198

Units
	WARRANTS (1.28%) (1)
4	Amerivon Holdings LLC, expiring 5/31/10 (2)	—
23,626	China Silicon Corp., expiring 7/18/10 (2)	—
198,000	Farallon Resources Ltd., expiring 8/21/08 (2)	—
100,000	IAMGOLD Corp., expiring 8/12/08	71,935
219,000	Nord Resources Corp., expiring 6/05/12(2)	—
70,000	Victoria Resource Corp., expiring 5/07/09 (2)	42,199

	Total warrants (cost: $ 129,310) (1.28%)	114,134

	Total investments (cost: $ 8,935,018) (112.36%)	10,052,491

	Liabilities in excess of other assets (-12.36%)	(1,105,771)

	Net assets (100.00%)	$8,946,720

(1)	Non-income producing.
(2)	Illiquid and/or restricted security that has been fair valued (Note 4).

ADR means “American Depositary Receipt.”

*	Pledged as collateral on bank credit facility.

FOXBY CORP.	6	See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value (cost: $ 8,935,018)	$10,052,491
Receivable for investments sold	667,370
Dividends and interest receivable	8,370
Other assets	4,626

Total assets	10,732,857

LIABILITIES
Bank credit facility	1,720,706
Accrued expenses and other liabilities	59,489
Investment management fee payable	3,768
Administrative services payable	2,174

Total liabilities	1,786,137

NET ASSETS	$8,946,720

NET ASSET VALUE PER SHARE
(applicable to 2,610,050 shares outstanding: 500,000,000 shares of $.01 par value authorized)	$3.43

At December 31, 2007, net assets consisted of:
Paid-in capital	22,688,121
Accumulated investment loss	(113,296)
Accumulated net realized loss on investments	(14,745,578)
Net unrealized appreciation on investments and foreign currencies	1,117,473

$8,946,720

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Dividends (net of $1,260 of foreign tax expense)	$80,318
Dividends from affiliate	27
Interest	4,306

Total investment income	84,651

EXPENSES
Interest and fees on bank credit facility	50,314
Investment management	42,682
Legal	38,430
Bookkeeping and pricing	24,150
Administrative services	21,650
Printing and postage	18,960
Audit	17,280
Transfer agent	8,183
Custodian	4,556
Exchange listing	4,235
Directors	2,650
Insurance	2,466
Other	1,076

Total expenses	236,632
Expense reductions	(199)

Net expenses	236,433

Net investment loss	(151,782)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain:
Sale of investments	877,212
Foreign currencies	80,579
Short sales	23,798
Unrealized appreciation on:
Translation of assets and liabilities in foreign currencies	323,828
Investments	263,997

Net realized and unrealized gain on investments and foreign currencies	1,569,414

Net increase in net assets resulting from operations	$1,417,632

See notes to financial statements.	7	FOXBY CORP.

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended December 31, 2007 and 2006

	2007	2006
OPERATIONS
Net investment loss	$(151,782)	$(103,845)
Net realized gain from sale of investments and foreign currencies	981,589	1,377,726
Unrealized appreciation (depreciation) of investments and foreign currencies	587,825	(226,355)

Net increase in net assets resulting from operations	1,417,632	1,047,526

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from ordinary income	(52,057)	—

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions to shareholders (7,203 and 0 shares, respectively)	20,816	—

Total change in net assets	1,386,391	1,047,526

NET ASSETS
Beginning of year	7,560,329	6,512,803

End of year	$8,946,720	$7,560,329

End of period net assets included accumulated investment loss	$(113,296)	$(8,630)

STATEMENT OF CASH FLOWS

Year Ended December 31, 2007

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$1,417,632
Adjustments to reconcile change in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of long term investments	(6,548,070)
Proceeds from sales of long term investments	6,563,568
Net realized gain on sales of investments and foreign currencies	(981,589)
Increase in receivable for securities sold	(667,370)
Net increase in unrealized appreciation of investments	(587,825)
Proceeds from short sale of investments	292,189
Buy to cover investments held short	(268,391)
Net sales of short term securities	35,350
Increase in other assets and liabilities	12,689

Net cash used in operating activities	(731,817)

CASH FLOWS FROM FINANCING ACTIVITIES
Draw of bank credit facility	762,491
Cash distributions paid	(31,241)

Net cash provided by financing activities	731,250

Net decrease in cash	(567)

CASH
Beginning of year	567

End of year	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$47,837

Non-cash financing activities not included herein consisted of reinvestment of distributions	$20,816

FOXBY CORP.	8	See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS – DECEMBER 31, 2007

1. Organization, Investment Objective, and Summary of Significant Accounting Policies

Organization and Investment Objective - Foxby Corp., a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified, closed end management investment company whose shares are listed on the American Stock Exchange. The Fund’s non-fundamental investment objective is total return which it may seek from growth of capital and from income in any security type and in any industry sector. The Fund retains CEF Advisers, Inc. as its Investment Manager.

The following is a summary of the Fund’s significant accounting policies.

Security Valuation - Securities traded on a national securities exchange are valued at the last reported sales price on the day the valuations are made. Securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Fund at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NASDAQ, and foreign securities are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds that offers pricing services. Open end investment companies are valued at their net asset value. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith under the direction of and pursuant to procedures established by the Fund’s Board of Directors.

Foreign Currency Translation - Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on a sale of investments denominated in foreign currencies is reported separately from gain or loss attributable to the change in foreign exchange rates for those investments.

Short Sales - The Fund may sell a security it does not own in anticipation of a decline in the market value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Futures Contracts - The Fund may engage in transactions in futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily change in the contract is included in unrealized appreciation/depreciation on investments and futures contracts. The Fund realizes a gain or loss when the contract is closed. Futures transactions sometimes may reduce returns or increase volatility. In addition, futures can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain futures could have a potentially large impact on the Fund’s performance.

Investment in Affiliated Money Market Fund - The Board of Directors has authorized the Fund to invest daily available cash balances in Midas Dollar Reserves, Inc. (“MDR”). MDR is an open end investment company, registered under the Act. MDR operates as a money market fund and seeks maximum current income consistent with preservation of capital and maintenance of liquidity by investing exclusively in securities issued by the U.S. Government, its agencies and instrumentalities. Midas Management Corporation (“MMC”) and Investor Service Center, Inc. (“ISC”), affiliates of the Investment Manager, act as the investment manager and distributor, respectively, of MDR. The Investment Manager, MMC, and ISC are wholly owned subsidiaries of Winmill & Co.

See notes to financial statements.	9	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS – DECEMBER 31, 2007 (CONTINUED)

Incorporated. As a shareholder, the Fund is subject to its proportional share of MDR’s expenses, including its management and distribution fees. MMC and ISC voluntarily reimburse management and distribution fees, respectively, due from MDR. These voluntary reimbursements may be terminated at any time. Should ISC no longer voluntarily waive its distribution fee, the Investment Manager will waive a sufficient amount of its management fee to offset the cost of ISC’s distribution fee.

Investments in Other Investment Companies - The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the Act) (the “Acquired Funds”) in accordance with the Act and related rules. As a shareholder in the Fund, you would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2007, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Security Transactions - Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses - Estimated expenses are accrued daily. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open end and closed end investment companies for which the Investment Manager and its affiliates serve as investment manager, that are not directly attributed to the Fund, are allocated among the Fund and the other investment companies in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex can otherwise be made fairly.

Expense Reduction Arrangement - Through arrangements with the Fund’s custodian and cash management bank, credits realized as a result of uninvested cash balances were used to reduce custody expenses by $199 during the period.

Income Taxes - No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

Use of Estimates - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications - The Fund indemnifies its officers and directors for certain liabilities that might arise from their performance of their duties for the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

2. Fees and Transactions with Related Parties

The Fund retains the Investment Manager pursuant to an Investment Management Agreement (“IMA”). Under the terms of the IMA, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of  1/2 of 1% per annum. Certain officers and directors of the Fund are officers and directors of the Investment Manager. Pursuant to the IMA, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services.

FOXBY CORP.	10

NOTES TO FINANCIAL STATEMENTS – DECEMBER 31, 2007 (CONTINUED)

For the year ended December 31, 2007, the Fund incurred total administrative cost of $21,650, comprised of $12,320 and $9,330 for compliance and accounting services, respectively. Of the 2,610,050 shares of Fund common stock outstanding at December 31, 2007, ISC owned 24.5%.

Affiliated Issuer

The term “Affiliate,” as defined under the Act, includes companies in which there is a direct or indirect (a) ownership of, control of, or voting power over 5% or more of the outstanding voting shares or (b) control of or common control under another company or persons. Transactions with affiliates for the year ended December 31, 2007 were as follows:

	Number of Shares Held
Name of Issuer	December 31, 2006	Gross Additions	Gross Reductions	December 31, 2007	Value December 31, 2007	Dividend Income	Realized Gains/ (Losses)
Midas Dollar Reserves, Inc.	—	54,256	54,256	—	—	$27	$—

3. Distributable Earnings

At December 31, 2007, the Fund had a net capital loss carryover of $14,745,578, of which $6,938,573, $6,343,522, $414,304, $837,334, and $211,845 expires in 2008, 2009, 2010, 2011, and 2013, respectively, that may be used to offset future realized capital gains for federal income tax purposes.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Capital loss carryover	$(14,745,578)
Post-October net capital losses	(6,177)
Unrealized appreciation	1,010,354

$(13,741,401)

Federal income tax regulations permit post-October net capital losses to be deferred and recognized on the tax return of the next succeeding taxable year. The difference between book basis and tax basis unrealized appreciation is attributable primarily to the income from passive foreign investment companies.

Accounting principles generally accepted in the United States of America require certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2007, permanent differences between book and tax accounting have been reclassified by decreasing accumulated investment loss by $99,173, increasing accumulated net realized loss on investments by $35,350 and decreasing paid-in capital by $63,823.

4. Investment Transactions

Purchases and sales of investment securities excluding short term investments, aggregated $6,548,070 and $6,563,568, respectively, for the year ended December 31, 2007. At December 31, 2007, for federal income tax purposes the aggregate cost of securities was $9,042,137 and net unrealized appreciation was $1,010,354, comprised of gross unrealized appreciation of $1,833,083 and gross unrealized depreciation of $822,729.

11	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS – DECEMBER 31, 2007 (CONTINUED)

Illiquid and Restricted Securities

The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note 1. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at December 31, 2007, were as follows:

Security	Acquisition Date	Cost	Value
Victoria Resource Corp.	10/17/07	$100,554	$184,468
Victoria Resources Corp. warrants, expiring 5/7/09	10/17/07	—	42,199
Amerivon Holdings LLC 4% Participating Promissory Notes, due 5/31/10	9/20/07	400,304	260,198
Amerivon Holdings LLC warrants expiring 5/31/10	9/20/07	—	—
Phoenix Coal Corp.	7/24/07	250,000	162,500
China Silicon Corp.	7/18/07	224,910	146,191
China Silicon Corp. warrants expiring 7/18/10	7/18/07	—	—
Q2 Gold Resources Corp.	7/06/07	—	—
Nord Resources Corp. warrants expiring 6/5/12	5/14/07	—	—
Etruscan Diamonds Ltd.	2/28/07	298,482	230,496
Farallon Resources Ltd. warrants expiring 8/21/08	12/12/06	—	—
Safety Intelligence Systems Corp.	9/05/02	225,000	—

		$1,499,250	$1,026,052

Percent of net assets		16.8%	11.5%

5. Bank Credit Facility

The Fund, Global Income Fund, Inc., Midas Fund, Inc., and Midas Special Fund, Inc. (the “Borrowers”) have entered into a committed secured line of credit facility with State Street Bank & Trust Company (“Bank”), the Fund’s custodian. Global Income Fund, Inc. is a closed end investment company managed by the Investment Manager, and Midas Fund, Inc. and Midas Special Fund, Inc. are open end investment companies managed by an affiliate of the Investment Manager. The aggregate amount of the credit facility is $25,000,000. The borrowing of each Borrower is collateralized by the underlying investments of such Borrower. The Bank will make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower, the least of $25,000,000, the maximum amount permitted pursuant to each Borrower’s investment policies, or as permitted under the Act. The commitment fee on this facility is 0.10% per annum on the unused portion of the commitment, based on a 360-day year. All loans under this facility will be available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 0.75% per annum, calculated on the basis of actual days elapsed for a 360-day year. For the year ended December 31, 2007, the Fund’s average daily interest rate under the credit facility was 5.78% based on its balances outstanding during the period and the Fund’s weighted average amount outstanding during the period was $862,308. At December 31, 2007, the Fund had $1,720,706 outstanding under the credit facility, collateralized by investment securities with a value of $4,147,655.

6. Recently Issued Accounting Standards

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109, Accounting for Income Taxes” (“FIN 48”), on June 29, 2007. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires an evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine

FOXBY CORP.	12

NOTES TO FINANCIAL STATEMENTS – DECEMBER 31, 2007 (CONCLUDED)

whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax position not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal, state, and local income tax returns for all open tax years (tax years ended December 31, 2004 - 2007) and has concluded that no provision from income tax is required in the Fund’s financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FAS 157.

FINANCIAL HIGHLIGHTS

	Years Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance
(for a share outstanding throughout each period)
Net asset value, beginning of period	$2.90	$2.50	$2.57	$2.75	$2.59

Income from investment operations:
Net investment loss	(.06)	(.04)	(.17)	(.11)	(.10)
Net realized and unrealized gain (loss) on investments	.61	.44	.10	(.07)	.26

Total from investment operations	.55	.40	(.07)	(.18)	.16

Less distributions to shareholders:
Dividends from net investment income	(.02)	—	—	—	—

Net asset value, end of period	$3.43	$2.90	$2.50	$2.57	$2.75

Market value, end of period	$2.96	$2.41	$2.05	$2.40	$2.07

Total Return (a)
Based on net asset value	19.09%	16.00%	(2.72)%	(6.55)%	6.18%

Based on market price	23.67%	17.56%	(7.66)%	(7.50)%	15.94%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,947	$7,560	$6,513	$6,699	$7,151
Ratio of total expenses to average net assets	2.77%	2.34%	7.76%	5.27%	4.39%
Ratio of net expenses to average net assets	2.77%	2.33%	7.76%	5.27%	4.39%
Ratio of net expenses excluding loan interest and fees to average net assets	2.18%	1.90%	7.54%	5.19%	4.39%
Ratio of net investment loss to average net assets	(1.78)%	(1.44)%	(6.78)%	(4.31)%	(3.91)%
Portfolio turnover rate	69.86%	110.67%	26.92%	164.08%	75.39%

(a)	Total return on market value basis is calculated assuming a purchase of common stock on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total return on net asset value basis will be higher than total return on market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on net asset value basis will be lower than total return on market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

13	FOXBY CORP.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Foxby Corp.:

We have audited the accompanying statement of assets and liabilities of Foxby Corp. (the “Fund”), including the schedule of investments as of December 31, 2007, the related statements of operations and of cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Foxby Corp. as of December 31, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the five years presented, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 26, 2008

FOXBY CORP.	14

PRIVACY POLICY

The Fund recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder’s personal information to be private and confidential. This describes the practices followed by us to protect our shareholders’ privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; and (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any non-affiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to non-public personal information about you to those employees and service providers who need to know that information to provide products or services to you. Together with our service providers, we maintain physical, electronic, and procedural safeguards to guard your non-public personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove, or add portions of this Privacy Policy at any time.

DIVIDEND REINVESTMENT PLAN

Terms and Conditions of

the 2008 Restated Dividend Reinvestment Plan

1. Each shareholder (the “Shareholder”) holding shares of common stock (the “Shares”) of Foxby Corp. (the “Fund”) will automatically be a participant in the Dividend Reinvestment Plan (the “Plan”), unless the Shareholder specifically elects to receive all dividends and capital gains in cash paid by check mailed directly to the Shareholder by American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, 1-800-278-4353, as agent under the Plan (the “Agent”). The Agent will open an account for each Shareholder under the Plan in the same name in which such Shareholder’s shares of Common Stock are registered.

2. Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating Shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the Shareholder’s account in accordance with the following:

Whenever the Market Price (as defined in Section 3 below) per Share is equal to or exceeds the net asset value per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the “Valuation Date”), participants will be issued additional Shares equal to the amount of such dividend divided by the greater of the Fund’s net asset value per Share or 95% of the Fund’s Market Price per Share. Whenever the Market Price per Share is less than such net asset value on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment date or, if that day is not an American Stock Exchange trading day, the next trading day. If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating Shareholders, buy Shares in the open market, on the American Stock Exchange (the “Exchange”) or elsewhere, for such Shareholders’ accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the market value of the Shares exceeds the net asset value. These remaining Shares will be issued by the Fund at a price equal to the Market Price.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issues remaining Shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or

Additional Information (Unaudited)	15	FOXBY CORP.

remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the Shares, the average Share purchase price paid by the Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.

The Agent will apply all cash received as a dividend or capital gain distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when

3. For all purposes of the Plan: (a) the Market Price of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred then the mean between the closing bid and asked quotations, for the Shares on the Exchange on each of the five trading days the Shares traded ex-dividend on the Exchange immediately prior to such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

4. The open-market purchases provided for herein may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Shareholder’s account.

5. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of its nominee. At no additional cost, a Shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificate shares of the Fund in its possession. These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such Shareholder will receive a statement showing its combined holdings. The Agent will forward to the Shareholder any proxy solicitation material and will vote any Shares so held for the Shareholder only in accordance with the proxy returned by the Shareholder to the Fund. Upon the Shareholder’s written request, the Agent will deliver to him or her, without charge, a certificate or certificates for the full Shares.

6. The Agent will confirm to the Shareholder each acquisition for the Shareholder’s account as soon as practicable but not later than 60 days after the date thereof. Although the Shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued. However, dividends and distributions on fractional Shares will be credited to Shareholders’ accounts. In the event of a termination of a Shareholder’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

7. Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the Shareholder will be credited to the Shareholder’s account. In the event that the Fund makes available to the Shareholder the right to purchase additional Shares or other securities, the Shares held for a Shareholder under the Plan will be added to other Shares held by the Shareholder in calculating the number of rights to be issued to such Shareholder. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

8. The Agent’s service fee for handling capital gain distributions or income dividends will be paid by the Fund. The Shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

9. The Shareholder may terminate the account under the Plan by notifying the Agent. A termination will be effective immediately if notice is received by the Agent two days prior to any dividend or distribution payment date. If the request is received less than two days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash. Upon any termination the Agent will cause a certificate or certificates for the full Shares held for the Shareholder under the Plan and cash adjustment for any fraction to be delivered to the Shareholder.

FOXBY CORP.	16

10. These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholder appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such Shareholder’s account under the Plan. Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the Shareholder’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

11. In the case of Shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the Shareholders as representing the total amount registered in the Shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

12. The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith or willful misconduct or that of its employees.

13. Neither the Fund or the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a Shareholder’s account, sell shares or purchase shares, (ii) the prices which shares are purchased or sold for the Shareholder’s account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.

PROXY VOTING

The Fund’s Proxy Voting Guidelines, as well as its voting record for the 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-344-6310, on the SEC’s website at www.sec.gov., and on the Fund’s website at www.foxbycorp.com.

QUARTERLY HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available to shareholders on its website at www.foxbycorp.com.

Additional Information (Unaudited)	17	FOXBY CORP.

WWW.FOXBYCORP.COM

Visit us on the web at www.foxbycorp.com. The site provides information about the Fund including market performance, net asset value (“NAV”), dividends, press releases, and shareholder reports. For further information, please email us at info@foxbycorp.com. The Fund is a member of the Closed-End Fund Association (“CEFA”). Its website address is www.cefa.com. CEFA is solely responsible for the content of its website.

FUND INFORMATION

Investment Manager	Stock Transfer Agent and Registrar
CEF Advisers, Inc.	American Stock Transfer & Trust Co.
11 Hanover Square	59 Maiden Lane
New York, NY 10005	New York, NY 10038
1-212-344-6310	1-800-278-4353
www.amstock.com

Internet	Custodian
www.foxbycorp.com	State Street Bank & Trust Co.
email: info@foxbycorp.com	801 Pennsylvania Avenue
Kansas City, MO 64105

RESULTS OF THE ANNUAL MEETING

The Fund’s Annual Meeting was held on October 10, 2007 at the offices of the Fund at 11 Hanover Square, 12th Floor, New York, New York for the following purposes:

1.	To elect to the Board of Directors the nominee Bassett S. Winmill, as a Class V Director, and until his successor is duly elected and qualifies.

Votes For	Votes Withheld
1,851,471	219,118

Other directors whose term of office continued after the meeting are, James E. Hunt (Class I), Bruce B. Huber (Class II), Peter K. Werner (Class III), and Thomas B. Winmill (Class IV).

The Fund’s adjourned Annual Meeting was held on November 20, 2007 at the offices of the Fund at 11 Hanover Square, 12th Floor, New York, New York for the following purpose:

1.	To approve a revised investment management agreement between the Fund and CEF Advisers, Inc.

Votes For	Votes Against	Abstain
1,395,336	660,236	42,400

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future, purchase shares of its common stock in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

FOXBY CORP.	18

DIRECTORS AND OFFICERS

The following table sets forth certain information concerning the Directors currently serving on the Board of the Fund. Unless otherwise noted, the address of record for the directors and officers is 11 Hanover Square, New York, New York 10005. Each Director who is deemed to be an “interested person” under the Act, is indicated by an asterisk.

Name, Position(s) Held with Fund, Term of Office, Principal Occupation for Past Five Years, and Age	Director Since	Number of Portfolios in Investment Company Complex Overseen by Director	Other Public Company Directorships Held by Director*
Class I term expires 2008:

JAMES E. HUNT - He is a Limited Partner of Hunt, Howe Partners LLC executive recruiting consultants. He was born on December 14, 1930.	2004	5	0

Class II term expires 2009:

BRUCE B. HUBER, CLU, ChFC, MSFS - Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ. He was born on February 7, 1930.	2004	5	0

Class III term expires 2010:

PETER K. WERNER - Since 1996, he has been teaching, coaching and directing a number of programs at The Governor’s Academy of Byfield, MA. Currently, he serves as chair of the History Department. Previously, he held the position of vice president in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading. He was born on August 16, 1959.	2002	5	0

Class IV term expires 2011:

THOMAS B. WINMILL* - He is President, Chief Executive Officer, and General Counsel of the Fund, the Investment Manager, as well as the other investment companies (collectively, the “Investment Company Complex”) advised by the Investment Manager and its affiliates, and of Winmill & Co. Incorporated and its affiliates (“WCI”). He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is the son of Basset S. Winmill. He was born on June 25, 1959.	2002	5	0

Additional Information (Unaudited)	19	FOXBY CORP.

Name, Position(s) Held with Fund, Term of Office, Principal Occupation for Past Five Years, and Age	Director Since	Number of Portfolios in Investment Company Complex Overseen by Director	Other Public Company Directorships Held by Director*
Class V term expires 2012:

BASSETT S. WINMILL* - He is Chairman of the Board of the Fund, the Investment Manager, and WCI. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research, and the International Society of Financial Analysts. He is the father of Thomas B. Winmill. He was born on February 10, 1930.	2007	2	0

*	He is an “interested person” of the Fund as defined in the Act due to his affiliation with the Investment Manager.
**	Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act.

Messrs. Huber, Hunt, and Werner also serve on the Audit and Nominating Committees of the Board. Mr. Thomas B. Winmill also serves on the Executive Committee of the Board.

The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below.

Name and Age	Position(s) Held with Fund, Term of Office,(1) and Principal Occupation for the Past 5 Years
Thomas O’Malley Born on July 22, 1958	Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President since 2005. He is also Chief Accounting Officer, Chief Financial Officer, and Vice President of the Investment Company Complex, the Investment Manager, and WCI. Previously, he served as Assistant Controller of Reich & Tang Asset Management, LLC, Reich & Tang Services, Inc., and Reich & Tang Distributors, Inc. He is a certified public accountant.

John F. Ramirez Born on April 29, 1977	Secretary and Chief Compliance Officer since 2005. He is also Secretary and Chief Compliance Officer of the Investment Company Complex, the Investment Manager, and WCI. He previously served as Compliance Administrator and Assistant Secretary of the Investment Company Complex, the Investment Manager, and WCI. He is a member of the Society of Corporate Secretaries and Governance Professionals and the Chief Compliance Officer Committee and the Compliance Advisory Committee of the Investment Company Institute.

(1)

Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the December meeting of the Board of Directors. The officers were last elected on December 5, 2007.

FOXBY CORP.	20

FOXBY CORP.
11 Hanover Square New York, NY 10005

Printed on recycled paper

FXX-AR 12/07

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be viewed on the registrant’s website, www.foxbycorp.com, or a copy of the Code may be obtained free of charge by calling collect 1-212-344-6310.

Item 3. Audit Committee Financial Expert.

                     The registrant’s Board of Directors has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Directors: Bruce B. Huber, James E. Hunt, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES
2007- $12,000
2006- $12,000

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT RELATED FEES
2007- $1,500
2006- $1,000

Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

TAX FEES
2007- $3,500
2006- $3,500

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

ALL OTHER FEES
2007- N/A
2006- N/A

(e)

(1) Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the registrant and any non-audit services proposed to be provided by such auditors to the registrant’s Investment Manager, if the engagement relates directly to the registrant’s operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $23,500 and $23,500, respectively.

(h)

The registrant’s audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

                    The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt and Peter K. Werner.

Item 6. Schedule of Investments.

                    Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

ISS Goverance Services Concise Summary of 2008 U.S. Proxy Voting Guidelines
Effective for Meetings on or after Feb. 1, 2008
Updated Dec. 21, 2007

1. Auditors

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
  Fees for non-audit services (“other” fees) are excessive.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

  The tenure of the audit firm;
  The length of rotation specified in the proposal;
  Any significant audit-related issues at the company;
  The number of audit committee meetings held each year;
  The number of financial experts serving on the committee; and
  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote AGAINST or WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse;
  Sit on more than six public company boards;
  Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company’s proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;
  The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;
  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
  The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS’ “Performance Test for Directors” policy;
  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election--any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
  The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

  The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
  Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

  There is a negative correlation between the chief executive’s pay and company performance;
  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
  The company fails to submit one-time transfers of stock options to a shareholder vote;
  The company fails to fulfill the terms of a burn-rate commitment made to shareholders;
  The company has backdated options (see “Options Backdating” policy);
  The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:

  The company has proxy access or a similar structure to allow shareholders to nominate directors to the company’s ballot; and
  The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

• Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

- presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

- serves as liaison between the chairman and the independent directors;

- approves information sent to the board;

- approves meeting agendas for the board;

- approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

- has the authority to call meetings of the independent directors;

- if requested by major shareholders, ensures that he is available for consultation and direct communication;

  The company publicly discloses a comparison of the duties of its independent lead director and its chairman;
  The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;
  Two-thirds independent board;
  All independent key committees;
  Established governance guidelines;
  The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and
  The company does not have any problematic governance issues. Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

* The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures (one- and three-year on industry peers and index).

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Open Access

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

  The ownership threshold proposed in the resolution;
  The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
  Management’s track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.
Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

  The election of fewer than 50 percent of the directors to be elected is contested in the election;
  One or more of the dissident’s candidates is elected;
  Shareholders are not permitted to cumulate their votes for directors; and
  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or
  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20 percent trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.
Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

  The reasons for reincorporating;
  A comparison of the governance provisions;
  Comparative economic benefits; and
  A comparison of the jurisdictional laws.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

  Rationale;
  Good performance with respect to peers and index on a five-year total shareholder return basis;
  Absence of non-shareholder approved poison pill;
  Reasonable equity compensation burn rate;
  No non-shareholder approved pay plans; and
  Absence of egregious equity compensation practices.
Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

  It is intended for financing purposes with minimal or no dilution to current shareholders;
  It is not designed to preserve the voting power of an insider or significant shareholder.
Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation.

 Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

          The total cost of the company’s equity plans is unreasonable;

          The plan expressly permits the repricing of stock options without prior shareholder approval;

          There is a disconnect between CEO pay and the company’s performance;

          The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

          or The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices:

  Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);
  Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);
  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);
  Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;
  New CEO with overly generous new hire package (e.g., excessive “make whole” provisions);
  Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay; -Severance paid for a “performance termination,” (i.e., due to the executive’s failure to perform job functions at the appropriate level); -Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);
  Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;
  Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);
  Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);
  Other excessive compensation payouts or poor pay practices at the company.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

  Director stock ownership guidelines with a minimum of three times the annual cash retainer.
  Vesting schedule or mandatory holding/deferral period: -A minimum vesting of three years for stock options or restricted stock; or -Deferred stock payable at the end of a three-year deferral period.
  Mix between cash and equity:
    A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or
    If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
  No retirement/benefits and perquisites provided to non-employee directors; and
  Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.
Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

  Purchase price is at least 85 percent of fair market value;
  Offering period is 27 months or less; and
  The number of shares allocated to the plan is 10 percent or less of the outstanding shares. Vote AGAINST qualified employee stock purchase plans where any of the following apply:
    Purchase price is less than 85 percent of fair market value; or
    Offering period is greater than 27 months; or
    The number of shares allocated to the plan is more than 10 percent of the outstanding shares.
Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

  Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
  Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Options Backdating

In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

  Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);
  Length of time of options backdating;
  Size of restatement due to options backdating;
  Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;
  Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.
Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:

  Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
  Rationale for the re-pricing--was the stock price decline beyond management's control?
  Is this a value-for-value exchange?
  Are surrendered stock options added back to the plan reserve?
  Option vesting--does the new option vest immediately or is there a black-out period?
  Term of the option--the term should remain the same as that of the replaced option;
  Exercise price--should be set at fair market or a premium to market;
  Participants--executive officers and directors should be excluded. If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Transfer Programs of Stock Options

Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

  Executive officers and non-employee directors are excluded from participating;
  Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
  There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants. Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

  Eligibility;
  Vesting;
  Bid-price;
  Term of options;
  Transfer value to third-party financial institution, employees and the company. Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants--Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's compensation plan for senior executives. The proposal should have the following principles:

  Sets compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
  Delivers a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
  Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
  Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;
  Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

  What aspects of the company’s annual and long-term equity incentive programs are performance-driven?
  If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
  Can shareholders assess the correlation between pay and performance based on the current disclosure?
  What type of industry and stage of business cycle does the company belong to?

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

  First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.
  Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

  Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;
  Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;
  Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;
  Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;
  An executive may not trade in company stock outside the 10b5-1 Plan.
  Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.
Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

  If the company has adopted a formal recoupment bonus policy; or
  If the company has chronic restatement history or material financial problems.
Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

  The triggering mechanism should be beyond the control of management;
  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);
  Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.
Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

9. Corporate Social Responsibility (CSR) Issues

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

  Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;
  Whether the company has adequately disclosed the financial risks of the lending products in question;
  Whether the company has been subject to violations of lending laws or serious lending controversies;
  Peer companies’ policies to prevent abusive lending practices.
Pharmaceutical Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

  The existing level of disclosure on pricing policies;
  Deviation from established industry pricing norms;
  The company’s existing initiatives to provide its products to needy consumers;
  Whether the proposal focuses on specific products or geographic regions.
Product Safety and Toxic Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

  The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;
  The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
  The company has not been recently involved in relevant significant controversies or violations. Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:
  Current regulations in the markets in which the company operates;
  Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and
  The current level of disclosure on this topic.
Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

  The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;
  The company’s level of disclosure is comparable to or better than information provided by industry peers; and
  There are no significant fines, penalties, or litigation associated with the company’s environmental performance.
Greenhouse Gas Emissions

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  The company is in compliance with laws governing corporate political activities; and
  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

  The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Item 8. Portfolio Managers of Closed End Management Investment Companies.

                    Thomas B. Winmill has been the portfolio manager of the registrant since 2005 and receives compensation for his services. As of December 31, 2007, portfolio manager compensation generally consists of base salary, benefit retirement plan, and bonus.

                    The portfolio manager's base salary is determined annually by level of responsibility and tenure at the Investment Manager or its affiliates. The portfolio manager is paid a bonus typically on an annual basis.

                    The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the registrant. Securities selected for funds or accounts other than the registrant may outperform the securities selected for the registrant. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the registrant's code of ethics will adequately address such conflicts.

                    The following table provides information relating to other (non-registrant) accounts where the portfolio manager is jointly or primarily responsible for day-to-day management as of December 31, 2007. The portfolio manager does not manage such accounts or assets with performance-based advisory fees, or other pooled investment vehicles.

Number of Registered Investment Companies	Assets (millions)
2	$285

Number of Other Accounts	Assets (millions)
1	$10

                    As of December 31, 2007, the dollar range of registrant shares beneficially owned by Thomas B. Winmill is $1 - $10,000.

                    Thomas B. Winmill is an officer and director of Winmill & Co. Incorporated ("WCI") and Investor Service Center, Inc. ("ISC"), a wholly owned subsidiary of WCI. ISC is a beneficial owner of more than 10% of the registrant's shares, as set forth in ISC's Form 4 filings. Mr. Winmill disclaims beneficial ownership of all registrant shares owned by ISC and WCI.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

      Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

                   There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foxby Corp.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President
Date: March 10, 2008

By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer
Date: March 10, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President
Date: March 10, 2008

By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer
Date: March 10, 2008